UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Western Asset Intermediate Muni Fund Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WESTERN ASSET INTERMEDIATE MUNI FUND INC.

620 Eighth Avenue, 49th Floor
New York, New York 10018

March 25, 2008

Dear Stockholder:

The Annual Meeting of Stockholders (the "Meeting") of Western Asset Intermediate Muni Fund Inc. (the "Fund") will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Monday, April 28, 2008 at 3:30 p.m., Eastern Standard Time, for the purposes of considering and voting upon the following:

1. A proposal to amend one of the Fund's fundamental investment policies to allow the Fund to invest, under normal market conditions, at least 80% of its total assets in municipal obligations of all remaining effective maturities.

2. A proposal to elect three Class III Directors to the Fund's Board of Directors.

3. The transaction of such other business as may be properly presented at the Meeting or any adjournments or postponements thereof.

The close of business on March 7, 2008 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. In addition to a proposal to elect three Class III Directors to the Fund's Board of Directors, stockholders are being asked to consider a proposal to amend the Fund's investment policies to allow for greater flexibility to invest in securities of all remaining effective maturities.

The Fund's investment objective is to provide common stockholders a high level of current income exempt from regular federal income taxes consistent with prudent investing. The Fund is currently subject to a fundamental investment policy requiring the Fund to pursue its investment objective by investing, under normal market conditions, at least 80% of its total assets in investment grade municipal debt securities issued by state and local governments, including U.S. territories and possessions, political subdivisions, agencies and public authorities ("municipal obligations") with remaining effective maturities of less than 15 years. The Fund is also subject to a non-fundamental investment policy requiring it to seek to maintain a dollar-weighted average effective maturity between 3 and 10 years.

At a meeting held on November 14, 2007, after careful consideration, the Board of Directors approved management's proposal, subject to stockholder approval, to amend one of the Fund's fundamental investment policies to eliminate the requirement to invest in municipal obligations with remaining effective maturities of less than 15 years. In addition, the Fund will retain the non-fundamental investment policy requiring the Fund to maintain a dollar-weighted average effective maturity of between 3 and 10 years. The intention of this policy change is to provide the investment manager with greater flexibility to invest in municipal obligations of all maturities while also maintaining the "intermediate" character of the Fund.

The Fund's management believes this policy amendment is in the best interests of the Fund and its stockholders because enabling the Fund to invest in municipal obligations with remaining effective maturities greater than 15 years may allow the Fund to obtain a higher level of current income exempt from regular federal income taxes than would be possible under the Fund's current policy.

If stockholders approve this policy amendment, the intermediate nature of the Fund will be preserved because the Fund will remain subject to a non-fundamental investment policy requiring it to seek to maintain a dollar-weighted average effective maturity between 3 and 10 years.

The Directors of the Fund recommend that you vote "FOR" the amendment of the Fund's investment policies and "FOR" each of the nominees for director. However, before you vote, please read the full text of the proxy statement for an explanation of the proposals.

Your vote on these matters is important. Even if you plan to attend and vote in person at the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope.

If you have any questions about the proposals to be voted on, please call Computershare Fund Services at 866-526-4107.

Sincerely,

R. Jay Gerken
President and Chief Executive Officer

IMPORTANT NEWS
FOR FUND STOCKHOLDERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience, we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q.  Why am I receiving the proxy statement?

A.  You are being asked to vote in favor of proposals to:

1.  amend one of the Fund's fundamental investment policies to allow the Fund to invest, under normal market conditions, at least 80% of its total assets in municipal obligations of all remaining effective maturities; and

2.  elect three Class III Directors to the Fund's Board of Directors.

Q.  What is the Fund's current investment policy regarding the remaining effective maturities of municipal obligations in which the Fund may invest?

A.  The Fund's current fundamental investment policy reads as follows:

  The Fund seeks to achieve its objective by investing primarily in investment grade municipal debt securities issued by state and local governments, including U.S. territories and possessions, political subdivisions, agencies and public authorities (municipal obligations) with remaining effective maturities of less than 15 years. The Fund's policy is to invest, under normal market conditions, at least 80% of its total assets in municipal obligations with remaining maturities of less than 15 years.

The Fund is also subject to a non-fundamental investment policy requiring it to seek to maintain a dollar-weighted average effective maturity between 3 and 10 years.

Q.  How is the Fund's investment policy proposed to be amended?

A.  At a meeting held on November 14, 2007, after careful consideration, the Board of Directors approved management's proposal, subject to stockholder approval, to amend one of the Fund's fundamental investment policies to eliminate the requirement to invest in municipal obligations with remaining effective maturities of less than 15 years. The amended fundamental investment policy will read as follows:

  The Fund seeks to achieve its objective by investing primarily in investment grade municipal debt securities issued by state and local governments, including U.S. territories and possessions, political subdivisions, agencies and public authorities (municipal obligations). The Fund's policy is to invest, under normal market conditions, at least 80% of its total assets in municipal obligations.

In addition, the Fund will retain the non-fundamental investment policy requiring the Fund to maintain a dollar-weighted average effective maturity of between 3 and 10 years. The intention of this policy change is to provide the investment manager with greater flexibility to invest in municipal obligations of all maturities while also maintaining the "intermediate" character of the Fund.

Q.  Why am I being asked to vote on the amendment of the Fund's investment policy regarding the remaining effective maturities of municipal obligations in which the Fund may invest, and how will the proposed amendment of the Fund's investment policies benefit me?

A.  The Fund's investment objective is to provide common stockholders a high level of current income exempt from regular federal income taxes consistent with prudent investing. The Fund's management believes the policy amendment described above is in the best interests of the Fund and its stockholders because enabling the Fund to invest in municipal obligations with remaining effective maturities greater than 15 years may allow the Fund to obtain a higher level of current income exempt from regular federal income taxes than would be possible under the Fund's current policy. Municipal obligations with longer maturities may be more sensitive to changes in interest rates.

If stockholders approve this policy amendment, the intermediate nature of the Fund will be preserved because the Fund will remain subject to a non-fundamental investment policy requiring it to seek to maintain a dollar-weighted average effective maturity between 3 and 10 years. This non-fundamental investment policy may be amended, modified or eliminated by the Fund's Board of Directors without a stockholder vote if, in the Board's sole judgment, that is in the best interests of the Fund and its stockholders.

Q.  How do the Directors suggest that I vote on the amendment of one of the Fund's fundamental investment policies?

A.  After careful consideration, the Fund's Board of Directors unanimously recommends that you vote FOR the approval of the amendment of one of the Fund's fundamental investment policies.

Q.  How do the Directors suggest that I vote on the election of Directors?

A.  After careful consideration, the Fund's Board of Directors unanimously recommends that you vote FOR each of the nominees for Director.

Q.  Is the Fund paying for the preparation, printing and mailing of the proxy statement?

A.  Yes. Because the Fund's Board of Directors believes the proposed amendment of the Fund's investment policies is in the best interests of the Fund and its stockholders, the Board of Directors believes it is appropriate for the Fund to pay these expenses. However, Legg Mason Partners Fund Advisor, LLC, the Fund's investment manager, will pay the expenses of hiring a proxy solicitor.

Q.  Will my vote make a difference?

A.  Your vote is very important and can make a difference in the governance of the Fund, no matter how many shares you own. Your vote can help ensure that the proposals recommended by the Board of Directors can be implemented. We encourage all stockholders to participate in the governance of the Fund.

Q.  Whom do I call if I have questions?

A.  If you need more information, or have any questions about voting, please call Computershare Fund Services, the Fund's proxy solicitor, at 866-526-4107.

Q.  How do I vote my shares?

A.  You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card or electronically by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your shares by signing and dating the enclosed proxy card and mailing it in the enclosed postage-paid envelope.

You may also attend the Meeting and vote in person. However, even if you intend to attend the Meeting, we encourage you to provide voting instructions by one of the methods described above.

It is important that you vote promptly.

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WESTERN ASSET INTERMEDIATE MUNI FUND INC.

620 Eighth Avenue, 49th Floor
New York, New York 10018

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

The Annual Meeting of Stockholders (the "Meeting") of Western Asset Intermediate Muni Fund Inc. (the "Fund") will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Monday, April 28, 2008 at 3:30 p.m., Eastern Standard Time, to consider and vote on the following proposals, as more fully described in the accompanying Proxy Statement:

1. A proposal to amend one of the Fund's fundamental investment policies to allow the Fund to invest, under normal market conditions, at least 80% of its total assets in municipal obligations of all remaining effective maturities.

2. A proposal to elect three Class III Directors to the Fund's Board of Directors.

3. The transaction of such other business as may be properly presented at the Meeting or any adjournments or postponements thereof.

The Board recommends that you vote "FOR" each Proposal upon which you are being asked to vote.

Stockholders of record at the close of business on March 7, 2008 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

By Order of the Board of Directors,

Robert I. Frenkel
Secretary

March 25, 2008

i

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature
Corporate Accounts

(1)	ABC Corp.	ABC Corp. (by John Doe, Treasurer)

(2)	ABC Corp.	John Doe, Treasurer

(3)	ABC Corp., c/o John Doe, Treasurer	John Doe

(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee

(2)	Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2)	John B. Smith	John B. Smith, Jr., Executor

ii

WESTERN ASSET INTERMEDIATE MUNI FUND INC.

620 Eighth Avenue, 49th Floor
New York, New York 10018

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Western Asset Intermediate Muni Fund Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders of the Fund to be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Monday, April 28, 2008, at 3:30 p.m., Eastern Standard Time, and at any and all adjournments or postponements thereof (the "Meeting"). The Meeting will be held for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

This Proxy Statement and the accompanying materials are being mailed to stockholders on or about March 25, 2008.

The Fund is organized as a Maryland corporation and is a registered investment company.

Stockholders of record at the close of business on March 7, 2008 (the "Record Date") are entitled to vote at the Meeting. Stockholders of the Fund are entitled to one vote for each share held.

The Fund has one class of common stock with a par value of $0.001 per share. At the Record Date, the Fund had outstanding 14,032,785 shares of common stock. The Fund has one series of preferred stock outstanding, Municipal Auction Rate Cumulative Preferred Series M, with a $25,000 per share liquidation preference. As of the Record Date, there were 2,000 shares of preferred stock outstanding. The shares of common stock and the shares of preferred stock are referred to collectively as the "Shares."

Legg Mason Partners Fund Advisor, LLC ("LMPFA"), whose principal business address is 100 Light Street, Baltimore, Maryland 21202, is the Fund's investment manager. Pursuant to a sub-advisory agreement with LMPFA, Western Asset Management Company ("Western Asset") is the Fund's subadviser. Both LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. ("Legg Mason").

Even if you plan to attend the Meeting, please sign, date and return the enclosed proxy card, or provide voting instructions by telephone or over the Internet. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to the Meeting will be voted at the Meeting. On the matters coming before the Meeting as to which a stockholder has specified a choice on that stockholder's proxy, the shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to one or more proposals, the shares will be voted "FOR" each such proposal. Stockholders who execute proxies or provide voting instructions by telephone or over the Internet may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal by filing with the Fund a written notice of revocation (addressed to the Chairman of the Fund, c/o Legg Mason & Co., LLC, 620 Eighth Avenue, 49th Floor, New York, New York 10018), by delivering a duly executed proxy card bearing a later date or by attending the Meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, financial institution or other intermediary (each called a "service agent"), please consult your service agent regarding your ability to revoke voting instructions after such instructions have been provided.

Photographic identification will be required for admission to the Meeting.

Annual reports are sent to stockholders of record of the Fund following the Fund's fiscal year end. The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a stockholder upon request. Such requests should be directed to the Fund, c/o Legg Mason & Co., LLC, 55 Water Street, New York, New York 10041 or by calling toll free at 888-777-0102. Copies of annual and semi-annual reports of the Fund are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, stockholders should contact the Fund at the address and phone number set forth above.

Vote Required and Manner of Voting Proxies

A quorum of stockholders is required to take action at the Meeting. A majority of the shares of the Fund entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election, who is an employee of the proxy solicitor engaged by the Fund, will determine whether or not a quorum is present at the Meeting. The inspector of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

If you hold shares directly (not through a broker-dealer, bank or other financial intermediary) and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted "FOR" Proposal 1 and "FOR" all nominees for Director in Proposal 2.

Broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. The New York Stock Exchange (the "NYSE") has taken the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm's request for voting instructions may not vote such customer or client's shares with respect to Proposal 1. If a service agent is not a member of the NYSE, it may be permissible for the service agent to vote shares with respect to which it has not received specific voting instructions from its customers on Proposal 1. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner's shares should be voted on a proposal will be deemed an instruction to vote such shares in favor of the applicable proposal.

If you hold shares of the Fund through a service agent that has entered into a service agreement with the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a stockholder that does not specify how the stockholder's shares should be voted on a proposal may be deemed to authorize a service agent to vote such shares in favor of the applicable proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as "echo voting."

If you beneficially own shares that are held in "street name" through a broker-dealer or that are held of record by a service agent and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Proposal 1:

• The amendment of one of the Fund's fundamental investment policies requires a "1940 Act Majority Vote" of the common stockholders and preferred stockholders of the Fund, voting together as a single class.

• A "1940 Act Majority Vote" of the outstanding voting common stockholders and preferred stockholders of the Fund means the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting common stockholders and preferred stockholders of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting common stockholders and preferred stockholders of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting common stockholders and preferred stockholders of the Fund.

• Approval of Proposal 1 will occur only if a sufficient number of votes at the Meeting are cast "FOR" that proposal. Abstentions and broker non-votes are not considered "votes cast" and, therefore, do not constitute a vote "FOR" Proposal 1. Abstentions effectively result in a vote AGAINST Proposal 1. Any broker non-votes would effectively be treated as a vote "AGAINST" Proposal 1.

Proposal 2:

• The election of Messrs. Daniel P. Cronin and Leslie H. Gelb will require a plurality of the votes cast by the Fund's common stockholders and preferred stockholders, voting together as a single class, present in person or represented by proxy at a Meeting at which a quorum is present.

•  The election of Mr. William R. Hutchinson will require a plurality of the votes cast by the Fund's preferred stockholders, voting as a separate class, present in person or represented by proxy at a Meeting at which a quorum is present.

• For purposes of Proposal 2, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for the election of Directors.

Summary of Voting Rights on the Proposals

Proposal	Common Stockholders	Preferred Stockholders
1. Amendment of one of the Fund's fundamental investment policies	X	X
2. Election of Directors:
Daniel P. Cronin	X	X
Leslie H. Gelb	X	X
William R. Hutchinson	n/a	X

PROPOSAL 1—TO AMEND ONE OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES TO
ALLOW FOR GREATER FLEXIBILITY TO INVEST IN MUNICIPAL OBLIGATIONS OF ALL
REMAINING EFFECTIVE MATURITIES

Explanation of Proposed Amendment

The Fund's portfolio managers manage the Fund's portfolio in pursuit of its investment objective: to provide common stockholders a high level of current income exempt from regular federal income taxes consistent with prudent investing. This investment objective establishes broad investment goals the Fund strives to achieve.

The Fund is currently subject to a fundamental investment policy requiring the Fund to pursue its investment objective by investing, under normal market conditions, at least 80% of its total assets in investment grade municipal debt securities issued by state and local governments, including U.S. territories and possessions, political subdivisions, agencies and public authorities ("municipal obligations") with remaining effective maturities of less than 15 years. This investment policy is considered "fundamental," meaning that it may not be changed without stockholder approval. The Fund is also subject to a non-fundamental investment policy requiring it to seek to maintain a dollar-weighted average effective maturity between 3 and 10 years.

At a meeting held on November 14, 2007, after careful consideration, the Board of Directors approved management's proposal, subject to stockholder approval, to amend one of the Fund's fundamental investment policies to eliminate the requirement to invest in municipal obligations with remaining effective maturities of less than 15 years. The amended fundamental investment policy will read as follows:

The Fund seeks to achieve its objective by investing primarily in investment grade municipal debt securities issued by state and local governments, including U.S. territories and possessions, political subdivisions, agencies and public authorities (municipal obligations). The Fund's policy is to invest, under normal market conditions, at least 80% of its total assets in municipal obligations.

In addition, the Fund will retain the non-fundamental investment policy requiring the Fund to maintain a dollar-weighted average effective maturity of between 3 and 10 years. The intention of this policy change is to provide the investment manager with greater flexibility to invest in municipal obligations of all maturities while also maintaining the "intermediate" character of the Fund.

The Fund's management believes this policy amendment is in the best interests of the Fund and its stockholders because enabling the Fund to invest in municipal obligations with remaining effective maturities greater than 15 years may allow the Fund to obtain a higher level of current income exempt from regular federal income taxes than would be possible under the Fund's current policy. Municipal obligations with longer maturities may be more sensitive to changes in interest rates.

If stockholders approve this policy amendment, the intermediate nature of the Fund will be preserved because the Fund will remain subject to a non-fundamental investment policy requiring it to seek to maintain a dollar-weighted average effective maturity between 3 and 10 years. This non-fundamental investment policy may be amended, modified or eliminated by the Fund's Board of Directors without a stockholder vote if, in the Board's sole judgment, that is in the best interests of the Fund and its stockholders.

Board Recommendation and Required Vote

It is intended that the Fund's amended investment policies would take effect as soon as practicable after stockholder approval is obtained. This is currently expected to occur on or about April 29, 2008, although the actual date could be later.

To be approved, Proposal 1 must receive a "1940 Act Majority Vote" of the outstanding voting Shares of the Fund, as that term is defined above in "Vote Required and Manner of Voting Proxies."

The Fund's Board of Directors unanimously recommends that stockholders of the Fund vote FOR the amendment of one of the Fund's investment policies to allow the Fund to invest, under normal market conditions, at least 80% of its total assets in municipal obligations of all remaining effective maturities.

PROPOSAL 2—TO ELECT THREE CLASS III DIRECTORS TO THE FUND'S BOARD OF DIRECTORS

Background

In accordance with the Fund's charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, common stockholders and preferred stockholders, voting together as a single class, will be asked to elect two Class III Directors, and preferred stockholders voting separately will be asked to elect one Class III Director, each to hold office until the year 2011 Annual Meeting of Stockholders, or thereafter until his successor is duly elected and qualified. The term of office of each of the remaining Class I and Class II Directors expires at the year 2009 or 2010 Annual Meeting of Stockholders, respectively, or thereafter when his or her successor is duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

Under the terms of the Fund's charter, the preferred stockholders are entitled as a class, to the exclusion of the common stockholders, to elect two Directors of the Fund (the "Preferred Stock Directors"). Ms. Carol L. Colman and Mr. William R. Hutchinson have been designated as the Preferred Stock Directors. Mr. Hutchinson has been nominated for election at this Meeting. The charter further provides that the remaining nominess shall be elected by holders of common stock and preferred stock, voting together as a single class.

The persons named in the proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. Each of the nominees is currently a member of the Fund's Board of Directors and has indicated that he will serve if elected. However, if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

The following table provides information concerning the nominees for election as Directors of the Fund:

Name, Address and Age	Position(s) Held with the Fund	Length of Term Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
Nominees to serve as Class III Directors until the 2011 Annual Meeting of Stockholders

NON-INTERESTED DIRECTORS

Daniel P. Cronin c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1946	Director and Member of Audit and Nominating Committees	Since 2007	Retired; formerly, Associate General Counsel, Pfizer, Inc.	22	None

Leslie H. Gelb c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1937	Director and Member of Audit and Nominating Committees	Since 2007	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	21	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C. ("Blackstone Advisors")

Name, Address and Age	Position(s) Held with the Fund	Length of Term Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
William R. Hutchinson c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1942	Director and Member of Audit and Nominating Committees	Since 2007	President, W.R. Hutchinson & Associates Inc. (consulting); formerly, Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	22	Director of Associated Banc-Corp.

The following table provides information concerning the remaining Directors of the Fund:

Class I Directors serving until the 2009 Annual Meeting of Stockholders

NON-INTERESTED DIRECTORS

Dr. Riordan Roett c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1938	Director and Member of Audit and Nominating Committees	Since 2007	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	21	None

INTERESTED DIRECTOR

R. Jay Gerken, CFA(2) Legg Mason, Inc. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1951	Chairman, CEO, President and Director	Since 2007	Managing Director of Legg Mason, Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC ("SBFM") and Citi Fund Management Inc. ("CFM"); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; formerly Portfolio Manager of Smith Barney Allocation Series Inc. (1996–2001) Chairman of the Board, Trustee and Director of 133 funds associated with LMPFA or its affiliates	133	Trustee, Consulting Group Capital Markets Fund

Name, Address and Age	Position(s) Held with the Fund	Length of Term Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
Class II Directors serving until the 2010 Annual Meeting of Stockholders

NON-INTERESTED DIRECTORS

Carol L. Colman c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1946	Director and Member of Audit and Nominating Committees	Since 2007	President, Colman Consulting Co.	22	None

Paolo M. Cucchi c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1941	Director and Member of Audit and Nominating Committees	Since 2007	Vice President and Dean of College of Liberal Arts at Drew University	22	None

(1)  The term "Fund Complex" means two or more registered investment companies that:

(a)  Hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)  Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

(2)  Mr. Gerken is an "interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because he is an employee of Legg Mason, the parent company of the Fund's investment adviser.

Security Ownership of Management

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2007:

Name of Director/Nominee	Dollar Range(1) of Equity Securities in the Fund	Aggregate Dollar Range(2) of Equity Securities in all Funds Overseen by Director/Nominee in Family of Investment Companies(2)
NON-INTERESTED DIRECTORS

Carol L. Colman	A	E

Daniel P. Cronin	C	E

Paolo M. Cucchi	A	C

Leslie H. Gelb	A	A

William R. Hutchinson	A	E

Dr. Riordan Roett	A	C

INTERESTED DIRECTOR

R. Jay Gerken	C	E

(1)  The dollar ranges are as follows: "A" = None; "B" = $1-$10,000; "C" = $10,001-$50,000; "D" = $50,001-$100,000; "E" = Over $100,000.

(2)  "Family of Investment Companies" means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

At March 7, 2008, the Directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund's common stock.

No Director or nominee for election as Director who is not an "interested person" of the Fund as defined in the 1940 Act, nor any immediate family members, to the best of the Fund's knowledge, had any interest in the Fund's investment adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with Legg Mason as of December 31, 2007.

Director Compensation

Under the federal securities laws, and in connection with the Meeting, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by LMPFA. The following table provides information concerning the compensation paid to each Director by the Fund during the fiscal year ended December 31, 2007 and the total compensation paid to each Director during the calendar year ended December 31, 2007. Certain of the Directors listed below are members of the Fund's Audit and Nominating Committees, as well as other committees of the boards of certain other investment companies advised by LMPFA. Accordingly, the amounts provided in the table include compensation for service on all such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended December 31, 2007 by the Fund to Mr. Gerken who is an "interested person" as defined in the 1940 Act.

Name of Directors	Aggregate Compensation from the Fund for Fiscal Year Ended 12/31/07	Total Compensation from the Fund and Fund Complex(1) for Calendar Year Ended 12/31/07	Directorships(2)
Carol L. Colman	$8,050	$326,113	22
Daniel P. Cronin	5,653	192,450	22
Paolo M. Cucchi(3)	4,147	174,250	22
Leslie H. Gelb	4,309	178,250	21
Willian R. Hutchinson	3,894	368,240	22
Dr. Riordan Roett	2,513	187,250	21

(1)  "Fund Complex" means two or more Funds (a registrant or, where the registrant is a series company, a separate portfolio of the registrant) that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other Funds.

(2)  The numbers indicate the applicable number of investment companies in the Fund Complex overseen by that Director as of December 31, 2007.

(3)  Mr. Cucchi became a Director of the Fund on April 27, 2007.

Responsibilities of the Board of Directors

The Board of Directors is responsible for ensuring that the Fund is managed in the best interest of its stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including LMPFA, Western Asset, the custodian and the transfer agent. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.

The Board of Directors has four regularly scheduled meetings each year, and additional meetings are scheduled as needed. In addition, the Board has an Audit Committee and a Nominating Committee that meet periodically and whose responsibilities are described below.

During the fiscal year ended December 31, 2007, the Board of Directors held four regular meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. The Fund does not have a formal policy regarding attendance by Directors at annual meetings of stockholders. Mr. Gerken attended the Fund's 2007 Annual Meeting of Stockholders.

The Directors review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, LMPFA and its affiliates and other funds and clients managed by LMPFA and Western Asset to ensure that the Fund is managed in a manner which is in the best interest of the Fund's stockholders.

Audit Committee

The Fund's Audit Committee is composed of all Directors who have been determined not to be "interested persons" of the Fund, LMPFA or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. Currently, the Audit Committee is composed of Ms. Colman, Messrs. Cronin, Cucchi, Gelb and Hutchinson and Dr. Roett. The principal functions of the Audit Committee are: to (a) oversee the scope of the Fund's audit, the Fund's accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund's independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund's independent registered public accounting firm. This Committee met three times during the fiscal year ended December 31, 2007. The Fund's Board of Directors adopted an amended and restated Audit Committee Charter at a meeting held on December 16, 2005, a copy of which was filed as Exhibit A to the Fund's Proxy Statement dated April 6, 2007.

Corporate Governance and Nominating Committee

The Fund's Corporate Governance and Nominating Committee (the "Nominating Committee"), the principal function of which is to select and nominate candidates for election as Directors of the Fund, is currently composed of Ms. Colman, Messrs. Cronin, Cucchi, Gelb and Hutchinson and Dr. Roett. Only Directors who are not "interested persons" of the Fund as defined in the 1940 Act and who are "independent" as defined in the New York Stock Exchange listing standards are members of the Nominating Committee. The Nominating Committee may accept nominees recommended by the stockholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Nominating Committee met once during the Fund's fiscal year ended December 31, 2007. The Fund's Board of Directors adopted a Corporate Governance and Nominating Committee Charter at a meeting held on March 10, 2004, a copy of which was filed as Exhibit B to the Fund's Proxy Statement dated April 6, 2007.

The Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. The Nominating Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee may consider the following factors, among any others it may deem relevant:

• whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

• whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;

• whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

• whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

• the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

• the character and integrity of the person; and

• whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

Officers

The Fund's executive officers are chosen each year at a regular meeting of the Board of Directors of the Fund, to hold office until their respective successors are duly elected and qualified. In addition to Mr. Gerken, the Fund's Chairman, CEO and President, the executive officers of the Fund currently are:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 years
Kaprel Ozsolak Legg Mason 55 Water Street, 32nd Floor New York, NY 10041 Birth year: 1965	Chief Financial Officer and Treasurer	Since 2007	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (2002–2004)

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (2002–2005). Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup Inc.

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001–2004)

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act in combination require the Fund's Directors and principal officers, persons who own more than 10% of the Fund's common stock, LMPFA and Western Asset and their respective directors and principal officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of those forms furnished to the Fund, the Fund believes that for the fiscal year ended December 31, 2007, all relevant persons have complied with applicable filing requirements, with the exception of Form 3 submissions by Charles J. Daley, Jr. and Rocco Del Guercio, which were inadvertently not filed in a timely manner. However, these officers did not buy or sell Fund shares prior to the late Form 3 filings, and they have both since made the required Form 3 filings.

Report of the Audit Committee

Pursuant to a meeting of the Audit Committee on February 22, 2008, the Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with KPMG LLP ("KPMG"), the independent registered public accounting firm of the Fund, the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) previously received written confirmation from KPMG that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with KPMG the independent registered public accounting firm's independence.

Pursuant to the Audit Committee Charter adopted by the Fund's Board, the Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements and recommending the selection of the Fund's independent registered public accounting firm. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out the proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are responsible for oversight. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principals and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended December 31, 2007.

Submitted by the Audit Committee
of the Fund's Board of Directors

Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb
William R. Hutchinson
Dr. Riordan Roett
February 22, 2008

Board Recommendation and Required Vote

Election of Messrs. Cronin and Gelb will require a plurality of the votes cast by the holders of shares of the Fund's common stock and preferred stock, voting together as a single class, present in person or represented by proxy at a meeting at which a quorum is present. Election of Mr. Hutchinson will require a plurality of the votes cast by the holders of the Fund's preferred stock, voting as a separate class, present in person or represented by proxy at a meeting at which a quorum is present.

For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for Directors.

The Fund's Board of Directors unanimously recommends that stockholders of the Fund vote FOR each of the nominees for Director.

ADDITIONAL INFORMATION

Fees Paid to Independent Registered Public Accounting Firm

Audit Fees. The aggregate fees billed for professional services rendered by KPMG for the audit of the Fund's annual financial statements for the fiscal years ended December 31, 2006 and December 31, 2007 (the "Reporting Period"), or for services that are normally provided in connection with the statutory and regulatory filings or engagements in those fiscal years, were $19,500 and $19,500, respectively.

Audit Related Fees. The aggregate fees billed by KPMG in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund's financial statements, other than the Audit Fees described above, for the fiscal years ended December 31, 2006 and December 31, 2007 were $10,000 and $14,430, respectively.

In addition, there were no Audit Related Fees billed in the year ended December 31, 2007 for assurance and related services by KPMG to LMPFA and any entity controlling, controlled by or under common control with LMPFA that provides ongoing services to the Fund (LMPFA and such other entities together, the "Service Affiliates"), that were related to the operations and financial reporting of the Fund. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6, 2003 to December 31, 2007 (prior to May 6, 2003 such services provided were not subject to pre-approval requirements).

Tax Fees. The aggregate fees billed by KPMG for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely regulated investment company qualification review, and tax distribution and analysis planning to the Fund for the fiscal years ended December 31, 2006 and December 31, 2007 were $2,500 and $2,500, respectively.

There were no fees billed by KPMG to the Service Affiliates for tax services for the period May 6, 2003 through December 31, 2007 that were required to be approved by the Fund's Audit Committee.

All Other Fees. There were no other fees billed for other non-audit services rendered by KPMG to the Fund for the fiscal years ended December 31, 2006 and December 31, 2007.

There were no other non-audit services rendered by KPMG to the Service Affiliates requiring preapproval by the Audit Committee in the Reporting Period.

Generally, the Audit Committee must approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided to the Service Affiliates that relate directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee, but has not yet done so.

For the Fund the percentage of fees that were approved by the Audit Committee, with respect to: Audit-Related Fees were 100% and 0% for the years ended December 31, 2006 and December 31, 2007; Tax Fees were 100% and 0% for the years ended December 31, 2006 and December 31, 2007; and for Other Fees paid were 100% and 0% for the years ended December 31, 2006 and December 31, 2007.

The Audit Committee will not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund and the Service Affiliates constitutes not more than 5% of the total amount of revenues paid to the Fund's independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) SBAM and (c) any entity controlling, controlled by or under common control with SBAM that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate non-audit fees billed by KPMG for services rendered to the Fund and Service Affiliates for the fiscal years ended December 31, 2006 and December 31, 2007 were $0 and $0, respectively.

The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved by the Audit Committee (because they did not require pre-approval) is compatible with maintaining KPMG's independence. All services provided by KPMG to the Fund or to the Service Affiliates that were required to be approved by the Audit Committee were pre-approved.

A representative of KPMG, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

5% Beneficial Ownership

At March 7, 2008, to the knowledge of management, no person owned of record or owned beneficially more than 5% of the Fund's common stock outstanding at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record shares equal to approximately 98% of the Fund's outstanding common stock.

Stockholder Proposals and Other Stockholder Communications

All proposals by stockholders of the Fund which are intended to be presented at the Fund's 2009 Annual Meeting of Stockholders must be received by the Fund no later than November 25, 2008 to be included in the Fund's proxy statement relating to that meeting. Any stockholder who desires to present a proposal at the Fund's 2009 Annual Meeting of Stockholders without including the proposal in the Fund's proxy statement must deliver written notice of the proposal to the Chairman of the Fund (addressed to c/o Legg Mason, 620 Eighth Avenue, 49th Floor, New York, NY 10018) prior to February 27, 2009. However, if less than 70 days' notice or prior public disclosure of the date of the 2009 Annual Meeting of Stockholders is given or made to stockholders, any such notice to be timely must be received not later than the close of business on the tenth day following the day on which notice of the date of the annual or special meeting was given or such public disclosure was made. Stockholder proposals are subject to certain regulations under the federal securities laws.

The Fund's Audit Committee has also established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, "Accounting Matters"). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Fund's Chief Compliance Officer ("CCO"). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund's Audit Committee Chair (together with the CCO, "Complaint Officers"). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason
Compliance Department
620 Eighth Avenue, 49th Floor
New York, NY 10018

Complaints may also be submitted by telephone at 800-742-5274. Complaints submitted through this number will be received by the CCO.

The Fund's Audit Committee Chair may be contacted at:

Western Asset Intermediate Muni Fund Inc.
Audit Committee Chair
c/o Robert K. Fulton, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

Any stockholder who wishes to send any other communications to the Board of Directors should also deliver such communications to the Secretary of the Fund at the address listed above. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

Expenses of Proxy Solicitation

The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. These costs are estimated to be approximately $17,000. Proxies may also be solicited in-person, by telephone or by use of the mails by officers of the Fund, by regular employees of LMPFA, Western Asset or their affiliates or by other representatives of the Fund. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies and will be reimbursed by the Fund for such out-of-pocket expenses. In addition, the Fund has retained Computershare Fund Services Inc. ("Computershare"), 17 State Street, New York, New York 10004, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare will be paid approximately $10,000 for such solicitation services (including reimbursements of out-of-pocket expenses), which costs are to be borne by LMPFA. Computershare may solicit proxies personally and by telephone.

Other Business

The Fund's Board of Directors does not know of any other matter that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

March 25, 2008

[THIS PAGE INTENTIONALLY LEFT BLANK.]

PROXY	WESTERN ASSET INTERMEDIATE MUNI FUND INC. ANNUAL MEETING OF STOCKHOLDERS—APRIL 28, 2008	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF DIRECTORS

COMMON STOCK

The undersigned hereby appoints R. Jay Gerken, Robert I. Frenkel and William J. Renahan, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Monday, April 28, 2008 at 3:30 p.m., Eastern Standard Time, and at any adjournments or postponements thereof (the “Meeting”), upon the matters set forth in the Notice of Meeting and Proxy Statement dated March 25, 2008, and upon all other matters properly coming before the Meeting.

Please indicate your vote by an “X” in the appropriate box on the reverse side.  This Proxy, if properly executed, will be voted in the manner directed by the stockholder.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, FOR EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 2 AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.  Please refer to the Proxy Statement for a discussion of Proposals 1 and 2.

VOTE VIA THE TELEPHONE:

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

SEE REVERSE SIDE	(CONTINUED, AND TO BE SIGNED AND DATED, ON THE REVERSE SIDE)	SEE REVERSE SIDE

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND “FOR” EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 2.

PLEASE MARK VOTES AS IN THIS EXAMPLE: ☒

1.                                      To amend one of the Fund’s fundamental investment policies to allow the Fund to invest, under normal market conditions, at least 80% of its total assets in securities of all remaining effective maturities.

For	Against	Abstain
☐	☐	☐

2.                                      To elect Daniel P. Cronin as a Class III Director to the Fund’s Board of Directors.

For	Against	Abstain
☐	☐	☐

To elect Leslie H. Gelb as a Class III Director to the Fund’s Board of Directors.

For	Against	Abstain
☐	☐	☐

3.                                     The persons named as proxies are authorized to vote in their discretion on any other business as may properly come before the Meeting.

☐ Please mark the box at left if you plan to attend the Meeting. Please bring valid identification.	☐ Change of address and/or comments appear on reverse.

Note: Please sign exactly as your name appears on this Proxy.  If joint owners, EITHER may sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature	Date	Signature	Date

PROXY	WESTERN ASSET INTERMEDIATE MUNI FUND INC. ANNUAL MEETING OF STOCKHOLDERS—APRIL 28, 2008	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF DIRECTORS

PREFERRED STOCK

The undersigned hereby appoints R. Jay Gerken, Robert I. Frenkel and William J. Renahan, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Monday, April 28, 2008 at 3:30 p.m., Eastern Standard Time, and at any adjournments or postponements thereof (the “Meeting”), upon the matters set forth in the Notice of Meeting and Proxy Statement dated March 25, 2008, and upon all other matters properly coming before the Meeting.

Please indicate your vote by an “X” in the appropriate box on the reverse side.  This Proxy, if properly executed, will be voted in the manner directed by the stockholder.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, FOR EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 2 AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.  Please refer to the Proxy Statement for a discussion of Proposals 1 and 2.

VOTE VIA THE TELEPHONE:

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

SEE REVERSE SIDE	(CONTINUED, AND TO BE SIGNED AND DATED, ON THE REVERSE SIDE)	SEE REVERSE SIDE

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND “FOR” EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 2.

PLEASE MARK VOTES AS IN THIS EXAMPLE: ☒

1.                                      To amend one of the Fund’s fundamental investment policies to allow the Fund to invest, under normal market conditions, at least 80% of its total assets in securities of all remaining effective maturities.

For	Against	Abstain
☐	☐	☐

2.                                      To elect Daniel P. Cronin as a Class III Director to the Fund’s Board of Directors.

For	Against	Abstain
☐	☐	☐

To elect Leslie H. Gelb as a Class III Director to the Fund’s Board of Directors.

For	Against	Abstain
☐	☐	☐

To elect William R. Hutchinson as a Class III Director to the Fund’s Board of Directors.

For	Against	Abstain
☐	☐	☐

3.                                     The persons named as proxies are authorized to vote in their discretion on any other business as may properly come before the Meeting.

☐ Please mark the box at left if you plan to attend the Meeting. Please bring valid identification.	☐ Change of address and/or comments appear on reverse.

Note: Please sign exactly as your name appears on this Proxy.  If joint owners, EITHER may sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature	Date	Signature	Date